 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (date of earliest event reported): October 23, 2023

LENNOX INTERNATIONAL INC.
(Exact name of registrant as specified in its charter)

Delaware	001-15149	42-0991521
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2140 LAKE PARK BLVD.,
RICHARDSON, Texas 75080
(Address of principal executive offices, including zip code)
Registrant’s telephone number, including area code: (972)497-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.01 per share	LII	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02    Results of Operations and Financial Condition.*

On October 26, 2023, Lennox International Inc. (the “Company”) issued a press release announcing its financial results for the third quarter of 2023. A copy of the press release is furnished as Exhibit 99.1 to this report.

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 23, 2023, Joseph W. Reitmeier, Executive Vice President and Chief Financial Officer, notified the Company of his decision to retire as Chief Financial Officer effective December 31, 2023. Thereafter, Mr. Reitmeier will continue to serve as Executive Vice President, with no changes to his current compensation package, and provide advice and assistance related to the Chief Financial Officer leadership transition until his retirement from the Company effective February 29, 2024. Mr. Reitmeier's decision to retire is not the result of any disagreement with management related to the Company’s operations, policies, or practices.

Effective January 1, 2024, Michael Quenzer, age 46, who is currently serving as Vice President, Financial Planning & Analysis and Investor Relations, will succeed Mr. Reitmeier as Executive Vice President and Chief Financial Officer of the Company. Mr. Quenzer has served in his current role since January 2023. Prior to that, he was the chief financial officer for the Company’s Commercial segment from November 2016 until January 2023. Mr. Quenzer has served in various capacities of increasing responsibility within the Company’s Finance department since 2004.

There are no arrangements or understandings between Mr. Quenzer and any other persons pursuant to which he was selected as CFO. There are also no family relationships between Mr. Quenzer and any director or executive officer of the Company, and he has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

At this time, any changes to Mr. Quenzer’s compensatory arrangements in connection with his appointment as Chief Financial Officer have not been determined. The Company will file an amendment to this Current Report on Form 8-K after such arrangements are determined.

Item 7.01    Regulation FD Disclosure.*

A copy of the press release issued by the Company on October 26, 2023 announcing Mr. Reitmeier’s retirement and Mr. Quenzer’s appointment is furnished as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01    Financial Statements and Exhibits.

(d)	Exhibits.

EXHIBIT NUMBER	DESCRIPTION

99.1	Press release dated October 26, 2023 re: earnings (furnished herewith).*
99.2	Press release dated October 26, 2023 re: CFO transition (furnished herewith).*
104	Inline XBRL for the cover page of this Current Report on Form 8-K.

*	The information contained in Item 2.02, Item 7.01, and Exhibits 99.1 and 99.2 of this report is being “furnished” with the Securities and Exchange Commission and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under that section. Furthermore, such information shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, unless specifically identified as being incorporated therein by reference.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
LENNOX INTERNATIONAL INC.

Date: October 26, 2023

By:	/s/ Monica M. Brown
Name:	Monica M. Brown
Title:	Assistant Secretary